UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2009 (September 25, 2009)

Magellan Midstream Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16335	73-1599053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 22186, Tulsa, Oklahoma	74121-2186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 574-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

IDR Entity Assumption Agreement

In connection with the completion of the matters contemplated by the previously announced Agreement Relating to Simplification of Capital Structure by and among Magellan Midstream Partners, L.P. (the “Partnership”), Magellan GP, LLC (the “General Partner”), Magellan Midstream Holdings, L.P. (“Holdings”) and Magellan Midstream Holdings GP, LLC (“Holdings GP”) dated March 3, 2009 (the “Simplification Agreement”), on September 28, 2009, the Partnership, Magellan IDR LP, LLC and Magellan IDR, L.P. entered into an IDR Entity Assumption Agreement (the “IDR Entity Assumption Agreement”). Pursuant to the IDR Entity Assumption Agreement, the Partnership agreed to assume all of the liabilities of the subsidiary of the General Partner that owned all of the incentive distribution rights and all of the liabilities of the entity that owns all of the limited partner interests of such subsidiary.

The foregoing description of the IDR Entity Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Contribution and Assumption Agreement

In connection with the completion of the matters contemplated by the Simplification Agreement, on September 28, 2009, the Partnership, the General Partner, Holdings, Holdings GP and MGG GP Holdings, LLC (the sole member of Holdings GP) entered into a Contribution and Assumption Agreement (the “Contribution Agreement”). Pursuant to the Contribution Agreement (i) Holdings contributed 100% of the limited liability company interests in the sole member of Holdings GP to the General Partner; (ii) Holdings contributed 100% of the limited liability company interests in the General Partner to the Partnership; (iii) Holdings contributed to the Partnership all of its cash and other remaining assets other than the Partnership common units it received in the distributions; and (iv) the Partnership agreed to assume all of the liabilities and satisfy all debts and obligations of Holdings.

The foregoing description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement

In connection with the completion of the matters contemplated by the Simplification Agreement, on September 28, 2009, the Services Agreement dated December 24, 2005 between the Partnership and Holdings GP was terminated. The Partnership’s simplified structure made the Services Agreement no longer necessary.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On September 30, 2009, the Partnership and Holdings completed their simplification of capital structure pursuant to the Simplification Agreement. The matters contemplated by the Simplification Agreement are referred to collectively in this Current Report on Form 8-K as the “Simplification.”

A description of the Simplification and the related matters and all agreements executed in connection therewith are contained in the Partnership’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on March 4, 2009 and August 10, 2009 and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Pursuant to the IDR Entity Assumption Agreement, the Partnership agreed to assume all liabilities and satisfy all debts and obligations of Magellan IDR LP, LLC and Magellan IDR, L.P. The description of the IDR Entity Assumption Agreement is incorporated by reference from Item 1.01 of this Current Report on Form 8-K.

Pursuant to the Contribution Agreement, the Partnership agreed to assume all liabilities and satisfy all debts and obligations of Holdings. The description of the Contribution Agreement is incorporated by reference from Item 1.01 of this Current Report on Form 8-K.

Item 3.03.	Material Modification to Rights of Security Holders

In connection with the completion of the Simplification, on September 28, 2009, the General Partner, as general partner of the Partnership and on behalf of the limited partners of the Partnership, entered into the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership. The description of the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership is incorporated by reference from Item 5.03 of this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of September 28, 2009, pursuant to the Simplification Agreement and in connection with the effectiveness of the Amended and Restated Partnership Agreement (as defined below), Walter R. Arnheim, Robert G. Croyle and James C. Kempner were elected as additional members of the board of directors of the General Partner. The board of directors of the General Partner has determined that Messrs. Arnheim, Croyle and Kempner meet the independence standards established by the New York Stock Exchange and the Securities and Exchange Commission.

Prior to the completion of the Simplification, Mr. Arnheim served as an independent director of Holdings GP since February 2006. Prior to the completion of the Simplification, Mr. Croyle served as an independent director of Holdings GP since December 2006. Prior to the completion of the Simplification, Mr. Kempner served as an independent director of Holdings GP since March 2006. Each of Messrs. Arnheim, Croyle and Kempner received customary fees for their services as members of the board of directors of Holdings GP. In addition, in connection with the completion of the Simplification, each common unit of Holdings owned by Messrs. Arnheim, Croyle and Kempner was exchanged for 0.6325 common units of the Partnership. In addition, each phantom unit of Holdings held by Messrs. Arnheim and Croyle converted into 0.6325 phantom units of the Partnership. The phantom units of the Partnership received by Messrs. Arnheim and Croyle will be administered pursuant to the Partnership’s Director Deferred Compensation Plan, effective October 1, 2006.

Pursuant to the Simplification Agreement, the Partnership agreed to indemnify Messrs. Arnheim, Croyle and Kempner under the Fourth Amended and Restated Partnership Agreement of Holdings, as amended, as if the Partnership were the original obligor thereunder and to maintain directors’ and officers’ liability insurance covering such directors of Holdings GP for a period of six years following the dissolution of Holdings. In addition, Messrs. Arnheim, Croyle and Kempner will be entitled to indemnification as directors of the General Partner to the fullest extent permitted by the Amended and Restated Partnership Agreement and applicable law.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws

Fifth Amended and Restated Agreement of Limited Partnership of the Partnership

In connection with the completion of the Simplification, on September 28, 2009, the General Partner, as general partner of the Partnership and on behalf of the limited partners of the Partnership, entered into the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership (the “Amended and Restated Partnership Agreement”).

Pursuant to the Amended and Restated Partnership Agreement, (i) the incentive distribution rights and the approximate 2% general partner interest in the Partnership were transformed into Partnership common units and a non-economic general partner interest in MMP; (ii) the limited call right of the General Partner to acquire all of the limited partner interests in the Partnership held by non-affiliates if the General Partner or its affiliates owns 80% or more of the Partnership’s limited partner interests was eliminated; (iii) the General Partner no longer has the contractual right to withdraw from the Partnership; (iv) the General Partner may not be removed without the unanimous vote of all unitholders; (v) a vote of unitholders holding a plurality of the Partnership’s outstanding units to elect a successor general partner if the Partnership’s general partner withdraws from the Partnership is required and (vi) most references to the Partnership’s previously outstanding subordinated units and certain other legacy provisions that are no longer applicable to the Partnership were eliminated.

The foregoing description of the Amended and Restated Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Third Amended and Restated Limited Liability Company Agreement of the General Partner

In connection with the completion of the Simplification, on September 28, 2009, the Partnership became the sole member of the General Partner. On September 28, 2009, the Partnership, as the sole member of the General Partner, entered into the Third Amended and Restated Limited Liability Company Agreement of the General Partner (the “Amended and Restated Limited Liability Company Agreement”) in order to facilitate the matters contemplated by the Simplification Agreement. In addition, the control rights that Holdings held with respect to the Partnership as the sole member of the General Partner were eliminated in the Amended and Restated Limited Liability Company Agreement.

The foregoing description of the Amended and Restated Limited Liability Company Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events

On September 25, 2009, the Partnership and Holdings issued a joint press release announcing the approval by their respective unitholders of the Simplification and all related proposals and announcing the appointment of Messrs. Arnheim, Croyle and Kempner to the board of directors of the General Partner. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement Relating to Simplification of Capital Structure, dated as of March 3, 2009, by and among Magellan Midstream Partners, L.P., Magellan GP, LLC, Magellan Midstream Holdings, L.P. and Magellan Midstream Holdings GP, LLC (incorporated by reference to Exhibit 2.1 to MMP’s Current Report on Form 8-K filed on March 4, 2009).

2.2	Amendment No. 1, dated as of August 6, 2009, to the Agreement Relating to Simplification of Capital Structure, dated as of March 3, 2009, by and among Magellan Midstream Partners, L.P., Magellan GP, LLC, Magellan Midstream Holdings, L.P. and Magellan Midstream Holdings GP, LLC (incorporated by reference to Exhibit 2.1 to MMP’s Current Report on Form 8-K filed on August 10, 2009).

3.1*	Fifth Amended and Restated Agreement of Limited Partnership of Magellan Midstream Partners, L.P. dated September 28, 2009.

3.2*	Third Amended and Restated Limited Liability Company Agreement of Magellan GP, LLC dated September 28, 2009.

10.1*	IDR Entity Assumption Agreement dated September 28, 2009 by and among Magellan Midstream Partners, L.P., Magellan IDR LP, LLC and Magellan IDR, L.P.

10.2*	Contribution and Assumption Agreement dated September 28, 2009 by and among Magellan Midstream Partners, L.P., Magellan GP, LLC, Magellan Midstream Holdings, L.P., Magellan Midstream Holdings GP, LLC and MGG GP Holdings, LLC.

99.1*	Joint Press Release dated September 25, 2009.

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.

By:	Magellan GP, LLC, its general partner

By:	/s/ Lonny E. Townsend
Lonny E. Townsend Senior Vice President, General Counsel and Assistant Secretary

Dated: September 30, 2009

Exhibit Index

Exhibits.

2.1	Agreement Relating to Simplification of Capital Structure by and among Magellan Midstream Partners, L.P., Magellan GP, LLC, Magellan Midstream Holdings, L.P. and Magellan Midstream Holdings GP, LLC (incorporated by reference to Exhibit 2.1 to MMP’s Current Report on Form 8-K filed on March 4, 2009).

2.2	Amendment No. 1, dated as of August 6, 2009, to the Agreement Relating to Simplification of Capital Structure, dated as of March 3, 2009, by and among Magellan Midstream Partners, L.P., Magellan GP, LLC, Magellan Midstream Holdings, L.P. and Magellan Midstream Holdings GP, LLC (incorporated by reference to Exhibit 2.1 to MMP’s Current Report on Form 8-K filed on August 10, 2009).

3.1*	Fifth Amended and Restated Agreement of Limited Partnership of Magellan Midstream Partners, L.P. dated September 28, 2009.

3.2*	Third Amended and Restated Limited Liability Company Agreement of Magellan GP, LLC dated September 28, 2009.

10.1*	IDR Entity Assumption Agreement dated September 28, 2009 by and among Magellan Midstream Partners, L.P., Magellan IDR LP, LLC and Magellan IDR, L.P.

10.2*	Contribution and Assumption Agreement dated September 28, 2009 by and among Magellan Midstream Partners, L.P., Magellan GP, LLC, Magellan Midstream Holdings, L.P., Magellan Midstream Holdings GP, LLC and MGG GP Holdings, LLC.

99.1*	Joint Press Release dated September 25, 2009.

*Filed herewith.